                           SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange act of 1934 (Amendment No.__)

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [   ]

Check appropriate box:

[   ]  Preliminary Proxy Statement          [   ]  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2)
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to  240.14a-11(c) or 240.14a-12

                            HYTEK MICROSYSTEMS, INC.
                            ------------------------
               (Name of Registrant as Specified in its Charter)

                            ------------------------
     (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.
[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which the transaction applies:

          -----------------------------------
     (2)  Aggregate number of securities to which the transaction applies:

          -----------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          -----------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          -----------------------------------
     (5)  Total fee paid:

          -----------------------------------

                            HYTEK MICROSYSTEMS, INC.

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 MAY 17, 1996


TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hytek Microsystems, Inc. (the "Company"), a California corporation, will be held on Friday, May 17, 1996 at 10:00 a.m., local time, in the Marsten Room at the Hyatt Rickeys Hotel located at 4219 El Camino Real, Palo Alto, California, (telephone number (415) 493-8000), for the following purposes:

          1. To elect five (5) directors to serve for the ensuing year and until their successors are elected.

          2. To ratify the appointment of Ernst & Young, LLP as independent auditors of the Company for the fiscal year ending December 28, 1996.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on March 18, 1996 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a Proxy.

                                   By Order of the Board of Directors

                                   /s/ Charles S. Byrne

                                   CHARLES S. BYRNE, Secretary
Carson City, Nevada
April 8, 1996

                           HYTEK MICROSYSTEMS, INC.

                             400 HOT SPRINGS ROAD
                          CARSON CITY, NEVADA 89706


                               PROXY STATEMENT

                             PROCEDURAL MATTERS

ANNUAL MEETING

     The enclosed Proxy is solicited on behalf of Hytek Microsystems, Inc. (the "Company" or "Hytek") for use at the Annual Meeting of Shareholders to be held Friday, May 17, 1996 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of
Annual Meeting of Shareholders.   The Annual Meeting will be held in the
Marsten Room at the Hyatt Rickeys Hotel, 4219 El Camino Real, Palo Alto, California.

     The Company's principal executive offices are located at 400 Hot Springs Road, Carson City, Nevada 89706. Hytek's telephone number at that address is
(702) 883-0820.

     These proxy solicitation materials and the Company's 1995 Annual Report to Shareholders (consisting of a letter from the President and the Company's Annual Report on Form 10-KSB for the fiscal year ended December 30, 1995, without exhibits) were mailed on or about April 8, 1996 to all shareholders entitled to vote at the meeting.

RECORD DATE; OUTSTANDING SHARES

     Shareholders of record at the close of business on March 18, 1996 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 2,868,091 shares of the Company's Common Stock, no par value, were issued and outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for the purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for the purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

     Broker non-votes will be counted for the purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for the purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

VOTING AND SOLICITATION

     Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (5) multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes for a candidate unless such candidate's name has been properly placed in nomination prior to the voting and in accordance with the procedures set forth in the bylaws. Furthermore, no shareholder shall be entitled to cumulate votes unless the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes.

     On all other matters, each share has one vote.

     Under the bylaws of the Company, nominations for the election of directors may be made by any shareholder entitled to vote in the election of directors, but only if written notice of such shareholder's intent to make such nominations has been received by the Company at its principal executive office not less than 20 days nor more than 60 days prior to the meeting at which directors are to be elected; provided, however, that in the event that less than 30 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth: (a) with respect to each proposed nominee, the name, age, business and residence address, principal occupation or employment, class and number of shares of stock of the Company owned and any other information that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934; and (b) with respect to the shareholder giving the notice, the name, address and class and number of shares of the Company that are beneficially owned by such shareholder. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     The cost of soliciting proxies will be borne by the Company. The Company will, in accordance with applicable regulations, reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at next year's Annual Meeting of Shareholders of the Company must be received at the principal executive offices of the Company no later than December 9, 1996, in order to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

NOMINEES FOR DIRECTOR

     A Board of five directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are currently directors of the Company. In the event that any Company nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner, in accordance with cumulative voting, as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director.

     The following table sets forth certain information as of the Record Date with respect to each director:

Name                    Director Since        Age
----                    --------------        ---
Shou-Chen Yih.......     1976                  61
Charles S. Byrne....     1994                  51
Robert Boschert.....     1990                  59
Edward W. Moose.....     1988                  66
Edward Y. Tang......     1990                  56


     Mr. Yih, who was elected Chairman of the Board of Directors of the Company in October 1990, has been self-employed as a real estate investor for more than the last five years.

     Mr. Byrne has served as Chief Financial Officer and Secretary of the Company since October 1990. He was elected President and Chief Executive Officer and a Director of the Company effective September 1, 1994. Mr. Byrne served as Director of Finance for the Company between January 1988 and October 1990. Between July 1987 and January 1988, he was acting Controller of Topaz Semiconductor, Inc., a wholly-owned subsidiary of the Company during that period. Prior to that, Mr. Byrne had 20 years experience as a chief financial officer, division controller and cost accountant in the aerospace, electronics and scientific instrument industries.

     Mr. Boschert, who was the founder of Boschert, Inc., a developer and manufacturer of low-cost volume usage switch mode power supplies, retired from the Board of Directors of that company in 1984 and has traveled extensively since then. From June 1986 until June 1988, Mr. Boschert served as an independent consultant to Unison Technology, a manufacturer of uninterrupted power supplies.

     Mr. Moose has been President of E. M. Moose, Inc., a restaurant operating firm, since May 1992. From April 1991 through April 1992, Mr. Moose served as a private consultant in the restaurant industry. From September 1973 through March 1991, Mr. Moose served as President and Chief Executive Officer of Washington Square Park Corporation, a restaurant operating firm.

     Mr. Tang is a founder of Answer Software Company, a developer of database products and applications for computers that was founded in 1982, and has served as President, Chief Executive Officer and a director of such company since its formation.

     All directors will hold office until the next annual meeting of shareholders of the Company (or until the effectiveness of their resignation or removal from the Board of Directors) and until their successors have been elected and qualified. There are no family relationships among the directors and officers of the Company.

VOTE REQUIRED

     The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED SLATE OF DIRECTORS.

SECURITY OWNERSHIP

     The following table sets forth certain information, as of the Record Date, with respect to ownership of the Company's Common Stock by each director, by each executive officer named in the Summary Compensation Table, by all current directors and officers of the Company as a group, and by each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding Common Stock:

                                               Shares of Common Stock
                                               Beneficially Owned (1)
                                               ----------------------
Name and Address of Beneficial Owner   Number of Shares       Percent of Total
------------------------------------   ----------------       ----------------
Allen & Company Incorporated ("ACI")
and affiliates.................            796,302(2)               27.8%
  711 Fifth Avenue
  New York, New York 10022

Norman J. Mercer.......................    260,000(3)                9.1%
  PO Box 959
  East Hampton, New York
11937

Shou-Chen Yih..........................    221,400(4)                7.7%
  930 Cumberland Court
  Foster City, California


                                       4


Charles S. Byrne.......................     73,000(5)                2.5%

Robert Boschert........................     20,000(6)                 *

Edward W. Moose........................     18,500(7)                 *

Edward Y. Tang.........................     15,000(8)                 *

All current officers and directors
as a group (6 persons).................    404,900(4)(5)            13.4%
                                                  (6)(7)
                                                  (8)(9)
*Less than one percent


(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them (subject to community property law, where applicable), except as otherwise noted in the footnotes to this table.

(2) Represents (a) the number of shares reported in Amendment No. 5 to Schedule 13D dated June 16, 1989 filed by ACI and its affiliates and (b) 10,000 shares acquired by Paul A. Gould, an affiliate of ACI, subsequent to the filing of Amendment No. 5, the acquisition of which was orally confirmed by Paul A. Gould on March 17, 1992, but which shares have not been included in a subsequent amendment to Schedule 13D. Includes shares beneficially owned by the following persons, each of whom has sole voting and investment power with respect to the shares beneficially owned by such person: (i) ACI, which holds 589,365 shares (20.5%) (all of such shares are indirectly owned by Allen Holding Inc. ("Holding")); (ii) Paul A. Gould, who is a Managing Director and an officer of ACI and Holding and who holds 189,455 shares (6.6%); (iii) Thalia V. Crooks, who is a director and an officer of ACI and Holding; (iv) John M. Simon, who is a Managing Director and officer of ACI and Holding; (v) Denise Calvo, who is a director and an officer of ACI and Holding; (vi) Susan Kathleen Wilson; and (vii) the estate of a deceased former officer of ACI and Holding.

(3) As reported in Amendment No. 2 to Schedule 13D dated April 8, 1992 filed by Norman J. Mercer.

(4) As reported in Amendment No. 8 to Schedule 13G dated January 20, 1994 filed by Shou-Chen Yih. Includes 15,000 shares issuable upon exercise of options held by Mr. Yih, which options are exercisable within 60 days of the Record Date.

(5) Includes 50,000 shares issuable upon exercise of options held by Mr. Byrne, which options are exercisable within 60 days of the Record Date.

(6) Includes 15,000 shares issuable upon exercise of options held by Mr. Boschert, which options are exercisable within 60 days of the Record Date.

(7) Includes 15,000 shares issusable upon exercise of options held by Mr. Moose, which options are exercisable within 60 days of the Record Date.

(8) Represents shares issuable upon exercise of options held by Mr. Tang, which options are exercisable within 60 days of the Record Date.

(9) Includes 50,000 shares issuable upon exercise of options held by one non-director executive officer of the Company, which options are exercisable within 60 days of the Record Date.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT


     Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file initial reports of ownership of the Company's securities on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16 (a) forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with, with the exception that Jon Presnell reported one transaction late.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of five meetings during the fiscal year ended December 30, 1995 (the "Last Fiscal Year"). The Board of Directors has an Audit Committee and a Compensation Committee. There is no nominating committee or committee performing the functions of a nominating committee.

     The Audit Committee recommends engagement of the Company's independent public accountants, reviews the scope of the audit, considers comments made by the independent public accountants with respect to accounting procedures and internal controls and the consideration given thereto by the Company, reviews internal accounting procedures and controls with the Company's financial and accounting staff and reviews non-audit services provided by the Company's independent public accountants. This Committee, currently consisting of Messrs. Yih and Tang, held one meeting during the Last Fiscal Year.

     The Compensation Committee reviews and approves the Company's executive compensation and administers the Company's 1981 Incentive Stock Option Plan and 1991 Stock Option Plan with respect to the Company's officers and directors. This Committee, currently consisting of Messrs. Boschert and Moose, held one meeting during the Last Fiscal Year.

     During the Last Fiscal Year, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which such director served.

EXECUTIVE OFFICERS OF THE COMPANY

     The executive officers of the Company are as follows:

Name                  Position                                               Age
----                  --------                                               ---
Charles S. Byrne      President, Chief Executive Officer,
                         Chief Financial Officer and Secretary                51

Jon B. Presnell       Vice-President and General Manager, Custom Products     45

Mr. Presnell has been an employee of the Company since 1980. During that time he has served as General Manager of the Carson City facility and as Director of Sales and Marketing for the Company. Prior to joining Hytek, Mr. Presnell was employed as an Electrical Engineer for Texas Instruments, Inc.

EXECUTIVE COMPENSATION

     The following tables set forth certain information for the Last Fiscal Year as to the only executive officer of the Company whose compensation is reportable under current requirements of the S E C ( the "Named Executive Officers"):

                          SUMMARY COMPENSATION TABLE

                                        Annual      Long-Term Compensation
                                     Compensation           Awards
                                     ------------   ----------------------
     Name and                                       Securities Underlying
     Principal Position       Year     Salary ($)        Options (#)
----------------------------------   -------------  ----------------------
     Charles S. Byrne
President, Chief Executive
Officer, Chief Financial
Officer and Secretary         1995      $69,719             50,000 (1)

                              1994      $66,555                0

                              1993      $57,467                0

     (1) In February 1995, the Compensation Committee amended the outstanding options held by Charles S. Byrne and Jonathan B. Presnell, executive officers of the Company, each to purchase 50,000 shares of Common Stock at an exercise price of $0.375 per share, in order to extend the term of such five-year options to ten years. Accordingly, such options, as amended, shall now expire in October 2000 instead of October 1995. Neither of such options were in-the-money on the date of the extension.

     The following table sets forth information regarding options granted to the Named Executive Officer during the Last Fiscal Year:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                   (INDIVIDUAL GRANTS)

                      Number of      Percent of
                      securities     total options/
                      underlying     SARs granted       Exercise or
                      options/SARs   to employees       base price    Expiration
     Name             granted (#)    in fiscal year     ($/share)     date
--------------------------------------------------------------------------------
Charles S. Byrne      50,000 (1)     37.0%              $0.375        10/24/00

     (1) See footnote (1) to the Summary Compensation Table. This option is exercisable in full.

     The following table sets forth the value of all unexercised stock options held by the Named Executive Officer at the end of the Last Fiscal Year:

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR END OPTION VALUES

                                        Number of Securities          Value ofUnexercised
                                        Underlying Unexercised        In-the-Money Options
                                        Options at FY-End (#)         at FY-End ($)
                                        ----------------------        --------------------
                    Shares Acquired   Value          Exercisable/     Exercisable/
Name                on Exercise (#)   Realized ($)   Unexercisable    Unexercisable
------------------------------------------------------------------------------------------
Charles S. Byrne         0                0          75,000 / 0 (1)   $142,750 / 0

(1) Includes (i) an Employee Incentive Stock Option to purchase 50,000 shares of Common Stock at the exercise price of $0.375 per share (fair market value at the date of grant) that is fully exercisable and that expires October 24, 2000, and (ii) an Employee Incentive Stock Option to purchase 25,000 shares of Common Stock at the exercise price of $0.47 per share (fair market value at the date of grant) that is fully exercisable at fiscal year end and was subsequently exercised on February 26, 1996. The average of the last available bid and ask prices on December 30, 1995 was $2.31 per share.

DIRECTORS' COMPENSATION

     Each director of the Company who is not an employee (currently four persons) receives a fee of $1,000 per calendar quarter for service on the Board of Directors and attendance at all board meetings. In addition, the non-employee directors participate in the 1991 Directors' Stock Option Plan and received option grants thereunder in February 1991.

DIRECTORS' OPTION PLAN

     The Company's 1991 Directors' Stock Option Plan (the "Directors' Plan") was adopted by the Board of Directors in February 1991 and approved by the shareholders in May 1991. A total of 100,000 shares of Common Stock are reserved for issuance thereunder.

     Options granted under the Directors' Plan are nonstatutory options. Only directors of the Company who are not employees of the Company ("Outside Directors") are eligible to be granted options under the Directors' Plan. The exercise price of options granted under the Directors' Plan is 100% of the fair market value of the Common Stock on the date of grant. Options granted under the Directors' Plan have a term of ten years from the date of grant.

     Each Outside Director who was serving as such on the date of adoption by the Board of Directors of the Directors' Plan received an automatic grant on such date of an option to purchase 15,000 shares of Common Stock. Each person who becomes an Outside Director subsequent to the date of adoption of the Directors' Plan will also receive an automatic grant of an option to purchase 15,000 shares of Common Stock on the date of his or her appointment or election to the Board. Options granted under the Directors' Plan become exercisable cumulatively with respect to 5,000 shares on the first, second and third anniversaries of the date of grant.

     An option to purchase 15,000 shares at an exercise price of $0.1875 per share was automatically granted under the Directors' Plan to each of directors Yih, Boschert, Moose and Tang during fiscal 1991. Such options expire in February 2001. None of such options have been exercised as of December 30, 1995. On February 22, 1996, Director Edward W. Moose fully exercised his 15,000 share option for a net realized value of $45,938.

                                   PROPOSAL 2
                        RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young as independent auditors to examine the financial statements of the Company for the year ending December 28, 1996. If the shareholders, by the affirmative vote of a majority of the Votes Cast at the Annual Meeting, do not vote to retain Ernst & Young, the selection of independent auditors will be reconsidered by the directors.

     Ernst & Young ( or its predecessor, Arthur Young & Company) has examined the financial statements of the Company for 1979 and subsequent years. It is anticipated that a representative of Ernst & Young will be present at the Annual Meeting with the opportunity to make a statement and to respond to appropriate questions.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS INDEPENDENT AUDITORS.

                                OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

     Under the Company's bylaws, in order for a matter to be deemed properly presented, notice must be delivered to, or mailed and received by, the Company not less than 60 days nor more than 90 days prior to the Annual Meeting. If however, less than 50 days notice or prior public disclosure of the date of the Annual Meeting has been given, notice by the shareholder must be received by the Company not later than the close of business on the tenth day following the date on which notice of the Annual Meeting was mailed or publicly disclosed. The shareholder's notice must set forth, as to each proposed matter, a brief description of the matter and reason for conducting such business at the meeting, the name and address of such shareholder proposing such business as they appear on the Company's books, the number of shares beneficially owned by the shareholder, any material interest of the shareholder in such proposal, and any other information that would have been required pursuant to Regulation 14A promulgated under the Exchange Act if such shareholder had requested inclusion of such proposal in the Company's proxy materials.

                        ANNUAL REPORT ON FORM 10-KSB

     Hytek is a "small business issuer" within the meaning of Item 10 (a) (1) of Regulation S-B. Accordingly, the Company is complying with the executive compensation disclosure requirements applicable to small business issuers (adopted by the SEC on October 15, 1992) in this year's proxy statement.

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 30, 1995 (the "1995 Form 10-KSB") and the President's Letter to the Shareholders dated April 8, 1996, which together comprise the Company's 1995 Annual Report to Shareholders, is being delivered herewith. COPIES OF THE 1995 FORM 10-KSB (WITHOUT EXHIBITS) MAY BE OBTAINED AT NO CHARGE UPON REQUEST
TO: CHARLES S. BYRNE, SECRETARY, HYTEK MICROSYSTEMS, INC., 400 HOT SPRINGS ROAD, CARSON CITY, NEVADA 89706.

                                       By Order of the Board of Directors

                                       /s/ Charles S. Byrne

                                       CHARLES S. BYRNE, Secretary

April 8, 1996
Carson City, Nevada